Prospectus supplement dated September 9, 2020
to the following prospectus(es):
BOA CVUL Future (NWL), BAE Future Corporate FPVUL and Nationwide Innovator Corporate VUL prospectuses dated May 1, 2020
Future Executive VUL and Next Generation Corporate VUL prospectuses dated May 1, 2019
BOA CVUL Future (NLAIC) and BOA CVUL (NLAIC) prospectuses dated May 1, 2008
BOA Multiple Pay prospectus dated May 1, 2002
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
(1) The Board of Trustees of Nationwide Variable Insurance Trust (the "Board"), on behalf of NVIT Multi-Manager Large Cap Value Fund, approved the merger of the NVIT Multi-Manager Large Cap Value Fund (the "Target Fund") into the NVIT Mellon Dynamic U.S. Equity Income Fund (the "Surviving Fund"). The merger will be effective on or about September 11, 2020 (the "Effective Date").
As of the Effective Date, the following changes apply to the policy:
•	the Target Fund will no longer be available to receive transfers or new purchase payments;
•	the Target Fund will transfer all or substantially all of its assets to the Surviving Fund in exchange for shares of the Surviving Fund; and
•	the Surviving Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
(1)	Appendix A: Underlying Mutual Funds is amended to add the following:
Nationwide Variable Insurance Trust - NVIT Mellon Dynamic U.S. Equity Income: Class X
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Mellon Investments Corporation
Investment Objective:	The fund seeks capital appreciation, and secondarily current income.
(2)	All references in the prospectus to the Target Fund are deleted and replaced with the Surviving Fund.
PROS-2020-203
1